UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: September 8, 2010


                              CREENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

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

               Nevada                                  333-133347                               98-0479983
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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               2020 Sherwood Park, Suite 57113, AB, Canada T8A 3H9
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (780) 668-7422
               Registrant's telephone number, including area code

                             Online Originals, Inc.

         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change and Forward Stock Split

 On September 8, 2010, the Company's name change to CREENERGY Corporation and the forward split on a 30 for 1 basis. The Company previously filed an 8-K on August 18, 2010 announcing the results of the shareholders meeting approving the name change and the forward split.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            CREENERGY Corporation


                                            By: /s/ David Calahasen
                                                --------------------------------
                                                     David Calahasen, CEO


                                                     Date: September 18, 2010